(LOGO)
The First
Australia
Prime Income Fund, Inc.

(LOGO)

  Managed by
  EquitiLink
International
  Management
   Limited

Annual Report October 31, 2000

Highlights
Highlights

- Aberdeen Asset Management
  PLC acquires the Equitilink Group,
  enhancing the established team
  with a depth of experience
  in Asian markets

- 30.4% of total assets invested in
  Asian debt securities

- 17.8% of total assets are
  denominated in US dollars

- 76.2% of total assets rated or
  deemed equivalent
  to A or better

     www.equitilink.com
        AMEX - FAX

Managed by EquitiLink International
        Management Limited.
Advised by EquitiLink Australia Limited.

  ALL AMOUNTS ARE U.S. DOLLARS UNLESS
            OTHERWISE STATED
letter to Shareholders
----------------------------------------------------------------------------
                                                           December 15, 2000
Dear Shareholder,

  We present this Annual Report which covers the activities of The First Australia Prime Income
Fund, Inc., (the "Fund") for the year ended October
31, 2000. Included in this report is a review of the Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment
Manager, EquitiLink International Management
Limited.

Acquisition of Investment Manager and Investment
Adviser by Aberdeen Asset Management PLC

The Fund's shareholders voted at the Special
Shareholder Meeting held on November 29, 2000, to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser in connection with the proposed acquisition of the Investment
Manager and Investment Adviser by Aberdeen Asset
Management PLC. This acquisition is expected to close on December 22, 2000. The new agreements will become effective at the time of the acquisition.
Aberdeen Asset Management will bring the benefits of a global structure, greater resources, and a depth of experience in asset management.

Net Asset Value Performance

The Fund's Net Asset Value (NAV) return was -12.2% for the 12 months to October 31, 2000, and 7.3% per annum since inception, assuming reinvestment of distributions. In Australian dollar terms, however, the NAV return was 9.1% over the year. The strength of the US dollar had an adverse impact on the Australian dollar, which depreciated substantially to close the fiscal year at US 51.9 cents.
The Fund's NAV per share was $4.78 on October 31,
2000.

Share Price Performance

The Fund's share price return was -26.7% over the
year to October 31, 2000 assuming reinvestment of
dividends. The Fund's share price was $3.86 on
October 31, 2000, representing a discount to NAV of
19.2%

Asia: 30.4% of total assets invested in Asian debt securities

As of October 31, 2000, the Fund held 30.4% of its total assets in Asian debt securities, which substantially outperformed Australian dollar fixed income investments. Of the Fund's total assets, 15.8% is held in Asian Yankee bonds, bringing the Fund's total US dollar exposure to 17.8%, and helping to reduce Asian currency risk.

Credit Quality: 76.2% of total assets rated or deemed equivalent to A or better

The Fund's total investments have maintained a high credit quality. As at October 31, 2000, 76.2% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions: 15.9% annual cash distribution rate
Distributions paid for the 12-month period ended
October 31, 2000, totaled 61.5 cents per share.
Based on the share price of $3.86 as of October 31, 2000, the cash distribution rate for the year was 15.9%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On March 17, 2000, the Board of Directors announced a 4.5 cent per share monthly distribution. It is the Board's intention that the monthly distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review to take place in March 2001. The Board's policy is to provide investors with a stable monthly

The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------
distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

For information about the Fund, including weekly
updates of share price, NAV, and details of
distributions, please contact EquitiLink USA Inc.
Investor Relations, by:

* calling toll free on 1-800-522-5465 in the United States,
* email to InvestorRelations@equitilinkny.com, or
* visiting the website at www.equitlink.com.

Sincerely,

Laurence S. Freedman      Brian M. Sherman
Chairman                  President

(LOGO)

 The First
 Australia
Prime Income
 Fund, Inc.

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined at the end of the Fund's fiscal year, October 31.

However, under the U.S. Investment Company Act of
1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2000, including the distribution paid on December 15, 2000, will be made up of 49% net investment income and 51% return of paid-in capital.

This estimated distribution composition will vary from month to month because it may be materially impacted by future realized gains and losses on securities and on fluctuations in the value of the currencies in which Fund's assets are denominated.

In January 2001, a Form 1099 DIV will be sent to
shareholders, which will state the amount and
composition of distributions and provide
information with respect to their appropriate tax
treatment.
                            2

Dividend Reinvestment and Cash Purchase Plan
The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------
We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan (the "Plan") which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates.
Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the
Plan, together with an authorization form, please
contact the Plan Agent, State Street Bank & Trust
Company, P.O. Box 8200, Boston, MA 02266, or toll-
free on 1-800-451-6788.
                              3

Report of the Investment Manager The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------
Share Price Performance

On October 31, 2000, the Fund's share price was
$3.86, which represented a discount of 19.2% to the NAV of $4.78. At the date of this report, the share price was $3.97 representing a discount of 23.5% to the NAV of $5.19.

Auction Market Preferred Stock (AMPS)

The Fund's $600 million of AMPS continue to be well bid at the weekly auctions. The average interest rate paid was 6.44% over the three months to October 31, 2000, compared with 6.52% for 30-day commercial paper over the same period. These rates have increased since the three months ended July
31, 2000, because the US Federal Reserve raised interest rates.

The Fund is a leveraged Fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world. This has resulted in a negative impact for common shareholders.

The Manager expects that in the medium to longer term this situation will rectify itself and that the AMPS process will be a positive contribution to Fund performance.

Portfolio Composition
Quality of Investments

As of October 31, 2000, 76.2% of the Fund's assets were invested in securities where either the issue or the issuer was rated A or better by Standard &
Poor's Ratings Group, or Moody's Investors Service,
Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of October 31, 2000, compared with the previous quarter and twelve months:

                      AAA/Aaa      AA/Aa    A   BBB/Baa   BB/Ba*   B*
    Date                 %           %      %      %        %      %
---------------------------------------------------------------------
October 31, 2000       51.3        17.3    7.6   17.6      3.3    2.9
July 31, 2000          51.7        19.4    5.0   15.9      4.8    3.2
October 31, 1999       54.9        19.7    4.4   12.3      7.2    1.5
---------------------------------------------------------------------
* Below investment grade

Geographic Composition
The table below shows the geographical composition
of the Fund's total investments as of October 31,
2000 compared with the previous quarter and twelve
months:
                                         Asia
                      Australia      (including NZ)      United States
   Date                   %                %                   %
---------------------------------------------------------------------
October 31, 2000        67.3             30.7                 2.0
July 31, 2000           69.4             28.3                 2.3
October 31, 1999        75.9             22.6                 1.5
---------------------------------------------------------------------

Report of the Investment Manager
(continued)                        The First Australia Prime Income Fund, Inc.
-----------------------------------------------------------------------------

Currency Composition
The table below shows the currency composition of
the Fund's total investments as of October 31,
2000, compared with the previous quarter and twelve
months:
                      Australian          Asia Currencies
                        Dollar             (including NZ)        U.S. Dollar*
    Date                  %                      %                    %
-----------------------------------------------------------------------------
October 31, 2000        67.3                   14.9                  17.8
July 31, 2000           69.4                   14.2                  16.4
October 31, 1999        76.0                    8.6                  15.4
-----------------------------------------------------------------------------
* Includes Asian Yankee Bonds: 15.8%: October
31,2000, 14.1%: July 31, 2000, and 14.0%:
October 31, 1999

Interest Rate Exposure
The table below shows the country composition of
the Fund's total investments as of October 31,
2000, according to interest rate risk compared with
the previous quarter and twelve months:
                                             Asia
                     Australia           (including NZ)     United States
   Date                 %                      %                  %
--------------------------------------------------------------------------
October 31, 2000      67.3                   14.9                17.8
July 31, 2000         69.4                   14.2                16.4
October 31, 1999      76.0                    8.6                15.4
--------------------------------------------------------------------------

Maturity Composition
On October 31, 2000, the duration of the portfolio was 3.7 years, reduced from 4.0 years as of October
31, 1999. The average maturity of the portfolio was 6.1 years on October 31, 2000, increased from
6.6 years on October 31, 1999. The following table shows the maturity composition of the Fund's portfolio as of October 31, 2000, compared with the previous quarter and twelve months:

                 Under 3 Years   3 to 5 Years    5 to 10 Years  10 Years & Over
       Date           %              %                 %                 %
-------------------------------------------------------------------------------
October 31, 2000    39.4           14.5              34.8              11.3
July 31, 2000       34.6           17.9              36.9              10.6
October 31, 1999    32.6           12.5              46.9               8.0
-------------------------------------------------------------------------------

Report of the Investment Manager
(continued)                       The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------

Sectoral Composition
The following shows the sectoral composition of the portfolio at October 31, 2000:

                    Domestic Bonds            US Bonds
                                 Asia                   United States
               Australia     (including NZ)   Yankees    (Cash/Bonds)
                   %                 %           %            %
----------------------------------------------------------------------
Government*      17.9               7.9         3.2          0.0
Semi
  Government**   25.0               0.7         2.3          0.0
Government Bank   0.4               3.0         1.6          0.0
Government
  Corporation     0.7               0.0         0.0          0.0
Utility           0.0               0.2         0.2          0.0
Supernational     2.8               0.0         0.0          0.0
Bank/Finance
  Company***     15.8               0.7         3.0          2.0
Corporate         4.7               2.4         5.5          0.0
----------------------------------------------------------------------
  * Includes government guaranteed debt.
 ** Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

Market Review and Outlook        The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------

Australia
Economy
After a prolonged period of robust growth, the Australian economy appears set to moderate in coming months. Although the external sector has made a significant contribution to GDP, this is expected to be partly offset by softening domestic consumption and housing.

The Reserve Bank of Australia raised official interest rates by 1.50% over the year, to 6.25% in successive 0.25% moves, intending to sustain the current expansion by dampening potential price pressures. It is anticipated that the Bank is close to completing its tightening phase. To date, wage pressures remain muted, despite a cyclically low unemployment rate.

Fixed Income
Bonds have strengthened over the past twelve months, as US economic data suggested a deceleration in GDP and global inflation pressures remained benign. The benchmark ten-year bond closed at 6.19% on October 31, 2000, down from 6.63% on October 31, 1999. Bank bill yields rose strongly in line with official interest rates, closing at 6.43% on October 31, 2000.

Currency
The Australian dollar has weakened over the year, largely as a consequence of investor preference for US dollar-denominated investments. Economic fundamentals remain buoyant in Australia, yet this has not been reflected in the currency, which closed at US 51.9 cents on October 31, 2000.

It is a widely held view that the Australian dollar is undervalued. There are several key factors that may bring about an appreciation in the currency.
With exports and capital expenditure maintaining the current high rate of GDP expansion, there is a strong likelihood that official interest rates will rise in coming months, thus bringing the interest differential with the US to at least parity.

The Current Account position has also improved considerably, after peaking in 1999, and is expected to continue to fall. In addition, the broadening in the commodity price recovery should result in a realignment of the Australian dollar's historical relationship with commodity prices.

Asia
Economies
External demand has been the main driver of GDP growth in Asia, with most countries recording substantial Current Account surpluses. The sources of growth have become more broadly-based, as domestic consumption and business investment have begun to improve.

Ongoing fiscal stimulus in Japan has helped
increase consumption, and is expected to have
broader multiplier effects through the country's
high dependence on the region's exports. The
liberalization of Asia's financial markets,
together with increasing competition and
microeconomic reform, has also boosted investor
confidence.
                         7

Market Review and Outlook        The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------

Domestic Bond and Currency Markets
  The Asian region has experienced only modest rises in CPI, as productivity growth has offset wage costs and oil price hikes, and this had a positive effect on bond markets over the year. South Korea was the strongest performing economy in Asia over the past year. Positive economic developments also emerged in Thailand, Malaysia and Singapore.
Political turmoil in the Philippines adversely impacted bonds, however, and yields rose sharply.

  Most Asian currencies depreciated against the US dollar, with the exception of South Korea. The
Malaysian Ringgit remained pegged to the US dollar.

Asian Yankee (US$) Bond Market

  Yankee bond yields fell in South Korea and Thailand
over the year, while yields rose sharply in the
Philippines. Credit upgrades throughout the region,
particularly in the past quarter, had a positive
effect on bond markets. In anticipation of the
credit improvement and the resulting market rally,
the proportion of Yankees held was increased, from
14.0% to 15.8%.
                             8

Summary of Key Market Rates      The First Australia Prime Income Fund, Inc.
----------------------------------------------------------------------------

The following table summarizes the movements of key
interest rates and currencies over the last three
and twelve month periods:
                    October 31, 2000        July 31, 2000      October 31, 1999
Australia
90 day bank bills        6.43%                  6.35%                 5.35%
10 year bonds            6.19%                  6.24%                 6.63%
Australian Dollar    $   0.52               $   0.58              $   0.64

New Zealand
90 day bank bills        6.65%                  6.87%                 5.29%
10 year bonds            6.69%                  6.71%                 7.08%
NZ Dollar            $   0.39               $   0.45              $   0.51

South Korea
90 day bank bills        7.11%                  7.38%                 7.26%
5 year bonds             7.95%                  8.28%                 9.03%
South Korean Won*    W   1137               W   1117              W   1200

Thailand
90 day bank bills        3.00%                  3.38%                 4.00%
10 year bonds            5.31%                  5.65%                 7.81%
Thai Baht*           B   44                 B   41                B   39

Philippines
90 day bank bills       18.79%                  9.21%                 9.75%
10 year bonds           19.27%                 14.57%                15.31%
Philippines Peso*    P   52                 P   45                P   40

Malaysia
90 day bank bills       3.50%                   3.25%                 3.35%
10 year bonds           5.68%                   5.77%                 6.50%
Malaysian Ringgit*   R  3.8                 R   3.8               R   3.8

Singapore
90 day bank bills       2.38%                   2.26%                 0.63%
10 year bonds           4.33%                   4.53%                4.65%
Singapore Dollar*    S$ 1.76               S$   1.73             S$  1.66

US$ Yankee Bonds**
South Korea             8.13%                   8.20%                 8.37%
Thailand                7.40%                   8.00%                 8.02%
Philippines            12.11%                  11.14%                 9.42%

 * These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**  7-10-year sovereign issues

EquitiLink International Management Limited
December 2000

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  LONG-TERM INVESTMENTS--122.8%
                  AUSTRALIA--85.0%
                  Government and
                    Semi-Government--50.5%
                  Commonwealth of Australia--28.5%
                  Australia Postal
                    Corporation,
A$       5,000    5.50%, 3/25/04........  $    2,489,500
        22,000    6.00%, 3/25/09........      10,763,280
                  Australian Capital
                    Territory,
        10,000    12.00%, 11/15/01......       5,465,306
                  Commonwealth Bank of
                    Australia,
        10,000    5.50%, 3/1/02.........       5,108,473
         9,000    6.50%, 2/10/03........       4,631,470
         5,000    6.00%, 8/1/03.........       2,555,412
         2,800    7.625%, 8/5/03........       1,481,495
        12,000    5.25%, 12/1/04........       5,934,912
         8,000    6.00%, 9/1/05.........       4,050,207
        10,000    6.75%, 12/1/07........       5,224,619
         4,000    6.25%, 2/10/09........       2,032,418
        10,000    6.25%, 9/1/09.........       5,059,891
                  Commonwealth of Australia,
        48,000    12.00%, 11/15/01......      26,220,475
        45,000    9.50%, 8/15/03........      25,250,307
        40,000    9.00%, 9/15/04........      22,694,831
        20,000    7.50%, 7/15/05........      10,904,185
        20,000    10.00%, 2/15/06.......      12,115,164
        41,000    10.00%, 10/15/07......      25,704,660
        72,000    8.75%, 8/15/08........      43,020,937
       118,000    7.50%, 9/15/09........      66,940,974
        90,000    5.75%, 6/15/11........      44,972,455
        60,000    6.50%, 5/15/13........      31,712,658
                                          --------------
                                             364,333,629
                                          --------------
                  New South Wales--5.8%
                  New South Wales
                    Treasury
                    Corporation,
        57,000    12.00%, 12/1/01.......      31,137,638
        10,000    7.00%, 4/1/04.........       5,263,985
        20,000    12.60%, 5/1/06........      13,162,779
        20,000    8.00%, 3/1/08.........      11,169,051
        25,000    7.00%, 12/1/10........      13,283,987
                                          --------------
                                              74,017,440
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Queensland--4.0%
                  Queensland Treasury
                    Corporation,
A$       20,000   6.50%, 6/14/05........  $   10,354,451
        15,200    6.00%, 7/14/09........       7,577,698
        30,000    6.00%, 6/14/11........      14,810,160
        10,000    6.00%, 10/14/15.......       4,855,854
        27,000    6.00%, 6/14/21........      12,908,507
                                          --------------
                                              50,506,670
                                          --------------
                  South Australia--3.2%
                  South Australian
                    Financing Authority,
        22,000    10.00%, 1/15/03.......      12,182,997
        53,000    7.50%, 10/15/07.......      28,723,558
                                          --------------
                                              40,906,555
                                          --------------
                  Tasmania--0.4%
                  Tasmanian Public
                    Finance Corporation,
        10,000    9.00%, 11/15/04.......       5,607,460
                                          --------------
                  Victoria--4.8%
                  Treasury Corporation
                    of Victoria,
        36,000    12.50%, 10/15/03......      21,592,327
        20,500    10.25%, 11/15/06......      12,524,889
        25,000    7.50%, 8/15/08........      13,626,525
        30,000    5.50%, 9/15/10........      14,260,964
                                          --------------
                                              62,004,705
                                          --------------
                  Western Australia--3.8%
                  Western Australia
                    Treasury
                    Corporation,
        40,000    10.00%, 7/15/05.......      23,562,222
        26,000    8.00%, 10/15/07.......      14,464,970
        10,000    7.50%, 10/15/09.......       5,478,504
        10,000    7.00%, 4/15/11........       5,299,855
                                          --------------
                                              48,805,551
                                          --------------
                  Total Australian
                    government and
                    semi-government
                  (cost US$851,298,074)     646,182,010
                                          --------------
                  Eurobonds--28.4%
                  Banking and Finance--13.7%
                  Bank Austria AG,
        11,278    10.875%, 11/17/04.....       6,638,323
                  Banque National de
                    Paris,
        14,000    9.00%, 8/13/02........       7,484,043
                  BHP Finance Limited,
         5,000    7.50%, 7/15/05........       2,616,868

See Notes to Financial Statements      10

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Eurobonds (cont'd.)
                  Cable & Wireless Optus
                    Finance,
A$       5,000    7.75%, 7/15/05........  $    2,632,959
                  Commonwealth Bank of
                    Australia,
        10,000    9.00%, 8/15/05........       5,631,960
                  Credit Locale de
                    France,
         5,000    10.25%, 4/12/05.......       2,899,258
                  Federal National
                    Mortgage Association
                    Global,
        35,000    6.50%, 7/10/02........      18,014,219
        52,065    6.375%, 8/15/07.......      26,337,386
                  GE Capital Australia
                    Limited,
        10,000    6.50%, 12/3/01........       5,163,021
        15,000    6.25%, 8/15/03........       7,680,120
        15,000    6.75%, 9/15/07........       7,701,296
                  Interstar,
         5,000    7.15%, 12/20/33.......       2,582,853
                  Jem Bonds Limited,
        10,000    9.00%, 7/15/06........       5,626,366
                  KFW International
                    Finance,
         5,513    9.125%, 7/26/05.......       3,123,994
         9,000    7.25%, 2/20/07........       4,751,938
                  National Australia
                    Bank Limited,
        10,000    6.00%, 8/9/02.........       5,109,026
        10,000    6.25%, 10/15/02.......       5,129,574
                  Northern Territory
                    Authority,
        18,000    6.50%, 7/15/05........       9,239,323
         5,000    10.03%, 8/9/05........       2,908,089
                  Principal Financial
                    Global Fund,
        10,000    7.00%, 7/15/05........       5,142,410
                  Priority Trust,
         2,000    6.00%, 10/15/30.......       1,018,058
                  Publishing & Broadcast
                    Finance Limited,
         5,000    8.00%, 2/15/05........       2,653,001
                  Puma,
         5,000    7.47%, 2/21/33........       2,616,739
                  State Bank of New
                    South Wales,
        28,000    10.75%, 3/12/02.......      15,207,990
         6,400    9.00%, 9/17/02........       3,442,140
        10,000    9.25%, 2/18/03........       5,436,901
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  State Bank of South
                    Australia,
A$      10,000    11.00%, 4/10/02.......  $    5,457,335
                  Westfield Trust,
         5,000    7.50%, 10/15/04.......       2,615,861
                                          --------------
                                             174,861,051
                                          --------------
                  Semi-Government and Local
                    Government--10.0%
                  International Bank of
                    Reconstruction &
                    Development,
        10,000    5.50%, 5/14/03........       5,055,082
                  New South Wales
                    Treasury
                    Corporation,
        25,000    8.00%, 12/1/01........      13,124,515
        50,000    12.00%, 12/1/01.......      27,286,108
         7,000    10.50%, 12/7/04.......       4,102,912
        34,000    12.60%, 5/1/06........      22,393,865
         7,000    9.25%, 6/20/05........       3,977,797
        40,000    8.00%, 3/1/08.........      22,461,040
                  Queensland Treasury
                    Corporation,
        20,000    12.00%, 6/15/05.......      12,654,855
        30,000    8.00%, 9/14/07........      16,754,816
                                          --------------
                                             127,810,990
                                          --------------
                  Services--0.2%
                  Compass Master,
         5,000    7.09%, 9/15/40........       2,599,745
                                          --------------
                  Supranational Global--4.5%
                  Asian Development
                    Bank,
        10,000    5.25%, 9/15/04........       4,925,511
                  EFIC,
        11,000    11.00%, 12/29/04......       6,543,489
                  Eurofima,
        36,170    9.875%, 1/17/07.......      21,582,937
                  European Bank of
                    Reconstruction &
                    Development,
        34,000    9.00%, 10/15/02.......      18,319,126
                  Kingdom of Sweden,
         8,287    7.875%, 4/23/07.......       4,505,333
                  Sigma Finance
                    Corporation,
         5,000    7.50%, 8/15/03........       2,626,192
                                          --------------
                                              58,502,588
                                          --------------
                  Total Australian
                    eurobonds
                  (cost US$488,400,801)   363,774,374
                                          --------------

                                       11      See Notes to Financial Statements

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Corporate Bonds--6.1%
                  Asset Backed--0.1%
                  FANMAC 22,
A$       1,089    11.40%, 12/15/01......  $      587,938
                  FANMAC 25,
           312    10.33%, 6/15/02.......         169,236
                                          --------------
                                                 757,174
                                          --------------
                  Banking and Finance--2.4%
                  Coles Myer Finance,
        12,100    6.75%, 7/15/05........       6,158,376
                  DSL Bank,
        35,000    6.25%, 11/15/06.......      17,545,551
                  Lend Lease,
        15,000    7.50%, 7/15/05........       7,813,800
                                          --------------
                                              31,517,727
                                          --------------
                  Floating Rate Notes*--0.2%
                  Crusade Trust,
         1,646    6.3883%, 7/10/29......         848,931
                  Initial Corporate
                    Obligation,
         3,000    5.0483%, 9/19/03......       1,550,301
                                          --------------
                                               2,399,232
                                          --------------
                  Services--3.4%
                  ANZ Banking Group,
         5,000    5.50%, 9/15/03........       2,501,845
                  Austran Holdings
                    Incorporated,
         5,000    6.25%, 11/15/02.......       2,555,024
                  Merrill Lynch & Co.
                    Australia,
        10,000    7.625%, 3/15/02.......       5,224,852
                  Sydney Airports Corporation,
         2,000    6.35%, 3/15/04........       1,015,878
                  Telstra Corporation,
         8,000    11.50%, 10/15/02......       4,488,696
         2,000    7.80%, 7/17/03........       1,066,717
         7,000    8.00%, 9/15/04........       3,745,713
        30,000    12.00%, 5/15/06.......      18,915,493
         2,000    8.75%, 1/15/20........       1,238,429
                  Westpac Banking Corporation,
         5,000    7.00%, 8/2/10.........       2,561,494
                                          --------------
                                              43,314,141
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Total Australian
                    corporate bonds
                  (cost US$98,530,013)    $77,988,274
                                          --------------
                  Total Australian
                    long-term
                    investments
                  (cost US$1,438,228,888) 1,087,944,658
                                          --------------
                  JAPAN--1.0%
                  Government Bonds--1.0%
                  Inchon Metropolitan City,
JPY     500,000   3.70%, 4/26/06........       4,718,494
                  PTT Exploration &
                    Production,
       900,000    3.35%, 9/19/07........       8,307,755
                                          --------------
                  Total Japan long-term
                    investments
                  (cost US$12,209,493)     13,026,249
                                          --------------
                  KOREA--7.9%
                  Government Bonds--7.9%
                  Korea Credit Insurance Fund,
KRW 17,500,000    8.72%, 3/12/04........      15,587,692
     2,000,000    15.00%, 7/3/04........       2,125,890
                  Korea Deposit
                    Insurance Fund
                    Bond,
    10,000,000    9.90%, 10/23/03.......       9,190,330
                  Korea Development
                    Bank,
     5,000,000    8.40%, 11/3/01........       4,538,457
    10,000,000    8.40%, 11/20/01.......       8,899,077
     5,000,000    6.40%, 1/5/02.........       4,352,440
     5,000,000    6.82%, 2/26/02........       4,364,703
     6,900,000    7.01%, 6/28/02........       6,011,098
                  Korea Monetary
                    Stabilization Bond,
    18,040,000    8.97%, 2/8/02.........      15,824,767
    10,000,000    8.99%, 2/14/02........       8,622,857
     8,950,000    7.75%, 7/19/02........       7,783,707
                  Korea Treasury Bond,
     5,000,000    7.10%, 12/9/01........       4,397,187
    10,000,000    7.70%, 8/16/03........       8,939,780
                                          --------------
                  Total Korea long-term
                    investments
                  (cost US$99,563,643)    100,637,985
                                          --------------

See Notes to Financial Statements      12

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  MALAYSIA--2.1%
                  Government Bonds--1.6%
                  Danamodal Nasional Berhad,
MYR     50,000    Zero Coupon,
                    10/21/03............  $   11,235,526
                  Malaysia Government
                    Bonds,
         2,000    4.427%, 3/31/03.......         530,485
        16,900    5.00%, 4/15/05........       4,443,477
        16,890    6.844%, 10/1/09.......       4,789,146
                                          --------------
                  Total Malaysia
                    government bonds
                  (cost US$20,792,223)     20,998,634
                                          --------------
                  Corporate Bonds--0.5%
                  British American Tobacco
                    Corporation,
         9,000    7.10%, 11/2/04........       2,518,224
                  YTL Corporation Berhad,
        13,000    8.50%, 6/29/04........       3,751,184
                                          --------------
                  Total Malaysia
                    corporate bonds
                  (cost US$6,315,789)        6,269,408
                                          --------------
                  Total Malaysia
                    long-term
                    investments
                  (cost US$27,108,012)     27,268,042
                                          --------------
                  PHILIPPINES--0.5%
                  Government Bonds--0.5%
                  Philippine Government
                    Bonds,
PHP    339,500    18.00%, 11/26/08
                  (cost US$8,589,669)        6,324,072
                                          --------------
                  SINGAPORE--2.6%
                  Government Bonds--1.8%
                  Singapore Government
                    Bonds,
SGD     11,170    4.00%, 2/1/05.........       6,431,347
         7,060    4.00%, 3/1/07.........       4,001,457
        20,040    4.625%, 7/1/10........      11,688,954
                                          --------------
                  Total Singapore
                    government bonds
                  (cost US$22,078,038)     22,121,758
                                          --------------
                  Corporate Bonds--0.8%
                  General Motors
                    Acceptance
                    Corporation,
         1,000    3.95%, 4/25/03                 572,611
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Singapore Power
                    Company,
SGD        750    4.60%, 9/21/07........  $      433,015
                  Westpac Banking
                    Corporation,
        16,600    3.54%, 3/15/02........       9,522,863
                                          --------------
                  Total Singapore
                    corporate bonds
                  (cost US$10,640,364)     10,528,489
                                          --------------
                  Total Singapore
                    long-term
                    investments
                  (cost US$32,718,402)     32,650,247
                                          --------------
                  THAILAND--2.2%
                  Government Bonds--2.0%
                  Eastern Water
                    Resources,(a)
THB    140,000    9.00%, 7/22/04........       3,491,756
                  Export-Import Bank of
                    Thailand,(a)
        80,000    7.25%, 5/6/04.........       1,985,111
                  Thailand Government
                    Bonds,
        46,000    6.125%, 4/12/02.......       1,094,058
        90,000    5.25%, 3/5/03(a)......       2,145,049
       164,000    8.25%, 10/14/03(a)....       4,259,654
        60,000    6.25%, 6/15/04........       1,496,256
       343,100    8.50%, 10/14/05(a)....       9,395,459
         4,000    8.00%, 12/8/06(a).....         107,847
        28,000    5.60%, 7/7/07.........         666,137
        60,000    8.50%, 12/8/08........       1,644,144
                                          --------------
                  Total Thailand
                    government bonds
                  (cost US$27,911,712)     26,285,471
                                          --------------
                  Corporate Bonds--0.2%
                  Advance Information
                    Services PLC,
        96,000    6.25%, 3/31/03
                  (cost US$2,533,260)        2,227,945
                                          --------------
                  Total Thailand
                    long-term
                    investments
                  (cost US$30,444,972)     28,513,416
                                          --------------
                  UNITED STATES--21.5%
                  ASAT Finance LLC,
US$      3,900    12.50%, 11/1/06.......       3,939,000
                  Bangkok Bank Public
                    Company,
        10,250    8.75%, 3/15/07........       8,712,500

                                       13      See Notes to Financial Statements

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  UNITED STATES (cont'd.)
                  Bangkok Sentral Ng,
US$      4,000    8.60%, 6/15/27........  $    2,520,000
                  China Development
                    Bank,
         4,000    8.25%, 5/15/09........       4,168,528
                  China Telecom Limited,
         3,000    7.875%, 11/2/04.......       2,995,869
                  Cho Hung Bank,
         5,500    11.875%, 4/1/05.......       5,280,000
         1,500    11.875%, 4/1/10.......       1,395,000
                  Commerce Asset
                    Holding Company,
           500    Zero Coupon,
                    6/17/02.............         432,500
                  Dao Heng Bank Limited,
        12,500    7.75%, 1/24/07........      12,121,900
                  Export-Import Bank
                    Korea,
         2,000    6.50%, 11/15/06.......       1,884,440
         6,000    7.10%, 3/15/07........       5,944,980
                  Flextronics
                    International
                    Limited,
         2,500    9.875%, 7/1/10........       2,518,750
                  Globe Telecom
                    Incorporated,
        11,000    13.00%, 8/1/09........      11,596,301
                  Hanvit Bank,
         4,000    11.75%, 3/1/10........       3,805,000
         3,500    12.75%, 3/1/10........       3,347,246
                  Industrial Bank of Korea,
        15,000    8.375%, 9/30/02.......      15,098,805
                  Korea Development
                    Bank,
         8,000    7.125%, 4/22/04.......       7,751,184
                  Korea Electric Power
                    Corporation,
         9,000    7.75%, 4/1/13.........       8,401,770
        12,500    7.00%, 2/1/27.........      11,733,000
                  Kowloon Canton Ry
                    Corporation,
        11,500    8.00%, 3/15/10........      11,755,300
                  LG Caltex Oil Corporation,
         3,500    7.875%, 7/1/06........       3,401,650
         6,500    7.50%, 7/15/07........       6,240,000
                  Malaysia,
         7,500    8.75%, 6/1/09.........       7,810,500
                  National Power Corporation,
         7,000    8.40%, 12/15/16.......       4,392,500
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Petroliam Nasional Berhad,
US$      5,000    8.875%, 8/1/04........  $    5,210,945
         2,000    7.125%, 8/15/05.......       1,971,654
         7,000    7.125%, 10/18/06......       6,800,787
         8,000    7.75%, 8/15/15........       7,417,800
                  Philippine Long
                    Distance Telcom,
         1,000    8.35%, 3/6/17.........         726,100
                  PTT Exploration &
                    Production,
         6,500    7.625%, 10/1/06.......       6,291,150
                  Reliance Industries Limited,
        17,500    10.25%, 1/15/97.......      13,333,950
                  Republic of
                    Philippines,
         1,500    9.875%, 3/16/10.......       1,290,000
        12,500    9.875%, 1/15/19.......       9,001,800
         3,500    9.50%, 10/21/24.......       3,081,922
         7,636    10.625%, 3/16/25......       5,769,227
                  Republic of South Korea,
         8,000    8.75%, 4/15/03........       8,178,400
        21,500    8.875%, 4/15/08.......      22,379,522
                  Sterlite Industries Limited,
         8,000    7.3775%, 6/5/07.......       7,040,000
                  Telekom Malaysia,
         3,000    7.875%, 8/1/25........       2,672,400
                  Tenaga Nasional
                    Berhad,
         1,000    7.625%, 4/29/07.......         962,290
         5,000    7.50%, 11/1/25........       4,203,500
         7,000    7.50%, 1/15/96........       5,247,550
                  Total Access
                    Communication
                    Public,
         4,750    7.625%, 11/4/01.......       4,607,500
         3,000    8.375%, 11/4/06.......       2,640,000
                  UBS AG (Jersey),
         5,000    10.55%, 6/12/04.......       4,925,000
                  Windsor Petroleum
                    Transport
                    Corporation,
         4,000    7.84%, 1/15/21........       3,490,992
                                          --------------
                  Total United States
                    long-term
                    investments
                  (cost US$277,468,944)   274,489,212
                                          --------------
                  Total long-term
                    investments
                  (cost US$1,926,332,023) 1,570,853,881
                                          --------------

See Notes to Financial Statements      14

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  SHORT-TERM INVESTMENTS--19.7%
                  Australia--12.2%
                  Government and
                    Semi-Government--4.2%
                  Commonwealth of Australia--3.1%
                  Commonwealth of
                    Australia,
A$       5,000    13.00%, 12/15/00......  $    2,602,369
        30,000    8.75%, 1/15/01........      15,568,404
                  Northern Territory
                    Authority,
        40,000    12.50%, 7/15/01.......      21,495,712
                                          --------------
                                              39,666,485
                                          --------------
                  Tasmania--1.1%
                  Tasmanian Public
                    Finance Corporation,
        28,000    12.50%, 1/15/01.......      14,635,731
                                          --------------
                  Total Australian
                    government and
                    semi-government
                  (cost US$77,015,196)     54,302,216
                                          --------------
                  Eurobonds--1.9%
                  Banking and Finance--1.5%
                  CitiGroup,
         5,000    14.00%, 1/15/01.......       2,619,683
                  GMAC Australia Finance
                    Limited,
         6,500    9.00%, 5/22/01........       3,388,958
                  State Bank of New
                    South Wales,
         5,000    12.25%, 2/26/01.......       2,622,932
        20,000    11.75%, 8/16/01.......      10,714,291
                                          --------------
                                              19,345,864
                                          --------------
                  Semi-Government and
                    Local Government--0.2%
                  South Australia
                    Financing Authority,
         5,000    11.25%, 10/23/01......       2,685,975
                                          --------------
                  Supranational Global--0.2%
                  European Investment
                    Bank,
         3,000    10.25%, 10/1/01.......       1,599,239
                                          --------------
                  Total Australian
                    eurobonds
                  (cost US$37,934,967)     23,631,078
                                          --------------
--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Corporate Bonds--1.2%
                  Services--1.2%
                  Telstra Corporation,
A$      30,000    12.50%, 11/15/00
                  (cost US$24,308,323)    $15,531,910
                                          --------------
                  Demand Deposits--4.9%
                  Banque National de
                    Paris,
       120,540    6.00%, 11/1/00........      62,265,059
                  State Street Call
                    Deposit,
            29    5.00%, 11/1/00........          14,880
                                          --------------
                  Total Australian
                    demand deposits
                  (cost US$65,470,581)     62,279,939
                                          --------------
                  Total Australian
                    short-term
                    investments
                  (cost US$204,729,067)   155,745,143
                                          --------------
                  Korea--1.7%
                  Government Bonds--1.7%
                  Korea Monetary
                    Stabalization Bond,
KRW 10,000,000    7.49%, 3/2/01.........       8,800,114
     4,880,000    7.45%, 3/22/01........       4,255,446
     5,000,000    6.70%, 4/19/01........       4,385,143
                  Korea Treasury Bond,
     5,000,000    9.09%, 10/21/01.......       4,481,011
                                          --------------
                  Total Korea short-term
                    investments
                  (cost US$22,101,138)     21,921,714
                                          --------------
                  Malaysia--0.1%
                  Government Bonds--0.1%
                  Negra Malaysia Bills,
MYR      7,000    Zero Coupon, 11/16/00
                  (cost US$1,828,897)        1,838,747
                                          --------------
                  New Zealand--0.0%
                  Demand Deposit--0.0%
                  New Zealand Call
                    Deposit,
NZD        605    5.00%, 11/1/00
                  (cost US$314,416)           239,981
                                          --------------
                  United States--5.7%
                  Demand Deposit--1.1%
                  State Street Euro
                    Dollar Time Deposit,
        12,000    6.375%, 12/28/00......      12,000,000
         2,300    6.50%, 6/1/01.........       2,300,000
                                          --------------
                                              14,300,000
                                          --------------

                                       15      See Notes to Financial Statements

Portfolio of Investments
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------
  Principal
    Amount
    Local
   Currency                                   Value
    (000)              Description            (US$)
--------------------------------------------------------
                  Yankee Bonds--1.7%
                  Chonhung Bank,
US$      7,500    11.90%, 1/7/05........  $    7,256,250
                  Hong Kong & Shanghai
                    Banking Corporation,
         4,800    Zero Coupon, 1/2/01...       4,648,637
         5,270    Zero Coupon, 1/12/01..       4,259,235
         2,000    Zero Coupon, 5/1/01...       1,946,016
                  Korea Electric Power
                    Corporation,
         3,000    10.00%, 4/1/01........       3,024,660
                                          --------------
                                              21,134,798
                                          --------------
                  Repurchase Agreement--2.9%
        37,644    State Street Bank &
                    Trust Company, 6.40%
                    due 11/1/00 in the
                    amount of
                    US$37,650,692 (cost
                    $37,644,000; collat-
                    eralized by
                    US$40,225,000 Unit-
                    ed States Treasury
                    Notes, due 11/15/08;
                    value including ac-
                    crued inter-
                   est-US$38,401,078)...      37,644,000
                                          --------------
--------------------------------------------------------
                                              Value
                       Description            (US$)
--------------------------------------------------------
                  Total United States
                    short-term
                    investments
                  (cost US$73,998,627)    $73,078,798
                                          --------------
                  Total short-term
                    investments
                  (cost US$302,972,145)   252,824,383
                                          --------------
                  Total Investments--142.5%
                    (cost US$2,229,304,168;
                    Note 3)               1,823,678,264
                  Other assets in excess
                    of
                    liabilities--4.4%...      55,669,886
                  Liquidation value of
                    preferred
                    stock--(46.9%)......    (600,000,000)
                                          --------------
                  Net Assets Applicable
                    to Common
                    Shareholders--100%..  $1,279,348,150
                                          --------------
                                          --------------
                  Net asset value per
                    common share
                    ($1,279,348,150 /
                    267,377,298 shares
                    of common stock
                    issued and
                    outstanding)........  $         4.78
                                          --------------
                                          --------------

---------------
* The interest rate reflected for floating rate notes is the rate in effect at October 31, 2000.
(a) Securities pledged as collateral.
See Notes to Financial Statements      16

Statement of Assets and Liabilities
October 31, 2000                    The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

Assets
Investments, at value (cost $2,229,304,168)..............................................   $1,823,678,264
Foreign currency, at value (cost $14,363,656)............................................       14,185,624
Cash.....................................................................................        1,148,702
Interest receivable......................................................................       37,763,407
Receivable for investments sold..........................................................       24,923,325
Unrealized appreciation on forward currency contracts....................................        2,302,726
Other assets.............................................................................          266,510
                                                                                            --------------
    Total assets.........................................................................    1,904,268,558
                                                                                            --------------
Liabilities
Dividends payable-common stock...........................................................       12,031,979
Payable for investments purchased........................................................        3,213,469
Unrealized depreciation on forward currency contracts....................................        2,645,572
Withholding taxes payable................................................................        2,177,313
Accrued expenses and other liabilities...................................................        1,732,846
Dividends payable-preferred stock........................................................        1,619,265
Investment management fee payable........................................................          814,951
Unrealized depreciation on interest rate and currency swaps..............................          526,397
Administration fee payable...............................................................          158,616
                                                                                            --------------
    Total liabilities....................................................................       24,920,408
                                                                                            --------------
Total Net Assets.........................................................................   $1,879,348,150
                                                                                            --------------
                                                                                            --------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 267,377,298 shares).........................   $    2,673,773
    Paid-in capital in excess of par.....................................................    1,985,557,009
  Preferred stock ($.01 par value per share and $25,000 liquidation value per share
    applicable to 24,000 shares; Note 4).................................................      600,000,000
                                                                                            --------------
                                                                                             2,588,230,782
  Distributions in excess of net investment income.......................................      (15,828,557)
  Accumulated net realized loss on investments...........................................         (844,740)
  Net unrealized depreciation on investments.............................................      (51,058,922)
  Accumulated net realized and unrealized foreign exchange losses........................     (641,150,413)
                                                                                            --------------
  Total net assets.......................................................................   $1,879,348,150
                                                                                            --------------
                                                                                            --------------
  Net assets applicable to common shareholders...........................................   $1,279,348,150
                                                                                            --------------
                                                                                            --------------
Net asset value per common share:
  ($1,279,348,150 / 267,377,298 shares of
  common stock issued and outstanding)...................................................            $4.78
                                                                                            --------------
                                                                                            --------------

                                       17     See Notes to Financial Statements.

Statement of Operations             The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                             October 31,
Net Investment Income                                                                           2000
                                                                                            -------------
Income
  Interest (net of foreign withholding taxes of $9,559,464)..............................   $ 181,811,904
                                                                                            -------------
Expenses
  Investment management fee..............................................................      11,262,870
  Administration fee.....................................................................       2,466,446
  Custodian's fees and expenses..........................................................       2,300,000
  Auction agent's fees and broker commissions............................................       1,670,000
  Reports to shareholders................................................................         787,000
  Transfer agent's fees and expenses.....................................................         650,000
  Directors' fees and expenses...........................................................         605,000
  Legal fees and expenses................................................................         450,000
  Independent accountant's fees and expenses.............................................         230,000
  Insurance expense......................................................................         200,000
  Investor relations fees and expenses...................................................          83,000
  Miscellaneous..........................................................................          88,616
                                                                                            -------------
  Total operating expenses...............................................................      20,792,932
                                                                                            -------------
Net investment income....................................................................     161,018,972
                                                                                            -------------
Realized and Unrealized
Gains (Losses) on Investments
and Foreign Currencies
Net realized gain (loss) on:
  Investment transactions................................................................       3,026,700
  Interest rate and currency swaps.......................................................         (40,000)
  Financial futures contracts............................................................         405,879
                                                                                            -------------
                                                                                                3,392,579
                                                                                            -------------
Net change in unrealized appreciation (depreciation) on:
  Investments............................................................................     (83,134,374)
  Interest rate and currency swaps.......................................................         320,582
  Financial futures contracts............................................................        (155,286)
                                                                                            -------------
                                                                                              (82,969,078)
                                                                                            -------------
Net loss on investments..................................................................     (79,576,499)
                                                                                            -------------
Net increase in total net assets from operations before net foreign exchange losses......      81,442,473
Net realized and unrealized foreign exchange losses......................................    (262,673,773)
                                                                                            -------------
Net Decrease In Total Net Assets
Resulting From Operations................................................................   $(181,231,300)
                                                                                            -------------
                                                                                            -------------

See Notes to Financial Statements.     18

Statement of Cash Flows             The First Australia Prime Income Fund, Inc.
-------------------------------------------------------------------------------

                                                                                             Year Ended
Increase (Decrease) in Cash                                                                  October 31,
(Including Foreign Currency)                                                                    2000
                                                                                           ---------------
Cash flows used for operating activities
  Interest received (net of foreign withholding taxes)..................................   $   194,446,518
  Expenses paid.........................................................................       (21,281,215)
  Proceeds from sales of short-term portfolio investments, net..........................       (32,165,560)
  Purchases of long-term portfolio investments..........................................    (1,284,171,533)
  Proceeds from sales of long-term portfolio investments................................     1,438,882,928
  Other.................................................................................            (1,813)
                                                                                           ---------------
    Net cash provided from operating activities.........................................       295,709,325
                                                                                           ---------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred shareholders............................       (36,249,680)
  Dividends and distributions paid to common shareholders...............................      (164,432,663)
                                                                                           ---------------
    Net cash used for financing activities..............................................      (200,682,343)
                                                                                           ---------------
Effect of changes in exchange rate......................................................      (108,012,930)
                                                                                           ---------------
Net decrease in cash....................................................................       (12,985,948)
  Cash at beginning of year.............................................................        28,320,274
                                                                                           ---------------
  Cash at end of year...................................................................   $    15,334,326
                                                                                           ---------------
                                                                                           ---------------
Reconciliation of Net Increase in Total
Net Assets from Operations to Net Cash
(Including Foreign Currency) Used For
Operating Activities
Net decrease in total net assets resulting from operations..............................   $  (181,231,300)
                                                                                           ---------------
  Decrease in investments...............................................................       156,547,886
  Net realized gain on investment transactions..........................................        (3,392,579)
  Decrease in cash deposits with broker for futures contracts...........................           600,000
  Increase in unrealized depreciation on forward currency contracts.....................           364,655
  Net change in unrealized depreciation on investments..................................        82,969,078
  Net realized and unrealized foreign exchange losses...................................       262,673,773
  Decrease in interest receivable.......................................................        13,246,012
  Decrease in due from broker-variation margin..........................................           874,842
  Net increase in other assets..........................................................            (1,813)
  Decrease in payable for investments purchased.........................................       (29,198,058)
  Increase in receivable for investments sold...........................................        (6,643,490)
  Decrease in accrued expenses and other liabilities....................................        (1,099,681)
                                                                                           ---------------
    Total adjustments...................................................................       476,940,625
                                                                                           ---------------
Net cash provided from operating activities.............................................   $   295,709,325
                                                                                           ---------------
                                                                                           ---------------

                                       19     See Notes to Financial Statements.

Statement of Changes in Net Assets   The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                                    October 31,
Increase (Decrease)                                                       --------------------------------
in Total Net Assets                                                            2000              1999
                                                                          --------------    --------------
Operations
  Net investment income................................................   $  161,018,972    $  173,851,260
  Net realized gains on investment transactions........................        3,392,579        39,399,827
  Net change in unrealized depreciation on investments.................      (82,969,078)      (83,793,302)
                                                                          --------------    --------------
  Net increase in total net assets resulting from operations before net
    foreign exchange losses............................................       81,442,473       129,457,785
  Net realized and unrealized foreign exchange losses..................     (262,673,773)      (47,603,693)
                                                                          --------------    --------------
Net increase/decrease in total net assets resulting from operations....     (181,231,300)       81,854,092
                                                                          --------------    --------------
Dividends from net investment income
  Common shares........................................................     (103,990,974)     (163,686,312)
  Preferred shares.....................................................      (35,131,943)      (25,677,478)
                                                                          --------------    --------------
                                                                            (139,122,917)     (189,363,790)
                                                                          --------------    --------------
Tax return of capital distribution.....................................      (56,431,030)         --
                                                                          --------------    --------------
Distributions from net realized capital gains
  Common shares........................................................         --             (28,475,021)
  Preferred shares.....................................................       (1,231,344)       (4,395,043)
                                                                          --------------    --------------
                                                                              (1,231,344)      (32,870,064)
                                                                          --------------    --------------
Fund share transactions:
  Net proceeds from rights offering of Fund shares.....................         --             365,420,287
  Dividend reinvestment................................................         --               4,182,612
                                                                          --------------    --------------
                                                                                --             369,602,899
                                                                          --------------    --------------
Total increase (decrease)..............................................     (378,016,591)      229,223,137
Total Net Assets
Beginning of year......................................................    2,257,364,741     2,028,141,604
                                                                          --------------    --------------
End of year............................................................   $1,879,348,150    $2,257,364,741
                                                                          --------------    --------------
                                                                          --------------    --------------

See Notes to Financial Statements.     20

Notes to Financial Statements        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Prime Income Fund, Inc. (the 'Fund) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar-denominated debt securities of Australian banks and federal and state governmental and corporate entities and companies, and in Australian dollar denominated global or Euro Bonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of Asian country issuers, including securities issued by Asian country governmental entities, as well as by banks, companies and other entities which are located in Asian countries, whether or not denominated in an Asian country currency. The Fund may also invest in debt securities of other issuers, denominated in, or linked to, the currency of an Asian country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate or substitute for the currency of an Asian country; in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand; and in U.S. debt securities. It is the Fund's policy to limit its investments, as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgement, of equivalent quality. On September 9, 1999, the Board of Directors of the Fund voted to expand the investment policies of the Fund to allow investments in U.S. dollar-denominated securities issued by companies which are not domiciled in an Asian country, if the issuing company is wholly-owned by an Asian country company and the Asian country company guarantees the security issued by its subsidiary. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's sub-custodian banks, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading Australian or New Zealand brokers in the debt securities market, in the
                                       21

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   Foreign Currency Translation: Australian dollar ('A$), New Zealand dollar ('NZ$) and Asian dollar amounts are translated into United States dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting periods;

     (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2000. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

   Net realized and unrealized foreign exchange losses of $262,673,773 for the year ended October 31, 2000 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 2000 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
                                       22

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The exchange rate at October 31, 2000 was US$.5166 to A$1.00 for the Australian dollar.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

   Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin. Subsequent payments, known as 'variation margin, are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   Interest Rate and Currency Swap: An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.
                                       23

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

   The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

   Dividends and Distributions: It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

   Taxes: For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on income at the period end.

                                   Withholding
   Country                          Tax Rate
------------------------------------------------
Australia                              10%
Japan                                  10
Korea                                  12
Malaysia                               30
New Zealand                            10
Philippines                            15
Singapore                              30
Thailand                               10

   Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the
                                       24

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the fiscal year ended October 31, 2000, the Fund decreased distributions in excess of net investment income by $39,043,444, decreased accumulated net realized gains on investments by $5,428,494, decreased accumulated net realized and unrealized foreign exchange losses by $22,096,248 and decreased paid-in capital in excess of par by $55,711,198. Net realized gains and net assets were not affected by this change.

Note 2. Agreements

   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser) and Prudential Investments Fund Management LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.

   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

   The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $4,861,276 to the Investment Adviser during the fiscal year ended October 31, 2000.

   The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to the Investment Manager for certain compliance related administrative services provided.

   EquitiLink USA, Inc. ('EUSA), a wholly owned subsidiary of EquitiLink International Management Limited, entered into an agreement on March 1, 2000 to serve as the Fund's investor
                                       25

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
relations agent. This agreement provides EUSA with a monthly retainer of $10,000 plus out of pocket expenses up to $3,000 per year. During the year ended October 31, 2000, the Fund incurred fees of approximately $80,000 for the services of EUSA. As of October 31, 2000, $20,000 was due to EUSA. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

   Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 2000 aggregated $1,253,420,220 and $1,442,133,839, respectively.

   The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2000 the unrealized depreciation on currency swaps was $471,513. The swaps are scheduled to terminate on April 26, 2006.

   The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a rate of 4.835% based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At October 31, 2000 the unrealized depreciation on interest rate swaps was $54,884. The swap is scheduled to terminate on September 6, 2010.

   Net interest income of $1,343,429 on interest rate and currency swaps during the year is included in interest income in the Statement of Operations.

   At October 31, 2000 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                                Value at
            Foreign Currency                   Settlement          Current
              Sale Contract                  Date Receivable        Value        Appreciation
-----------------------------------------    ---------------     -----------     ------------
Philippine Peso
  expiring 11/06/00                            $ 5,169,158       $ 4,585,046     $   584,112
  expiring 11/07/00                              2,305,249         2,066,829         238,420
Thailand Baht
  expiring 11/14/00                              7,795,000         7,304,328         490,672
  expiring 11/20/00                              6,000,000         5,664,521         335,479
  expiring 12/01/00                              7,511,654         6,930,578         581,076
                                             ---------------     -----------     ------------
                                               $28,781,061       $26,551,302     $ 2,229,759
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                Value at
            Foreign Currency                   Settlement          Current       Appreciation
            Purchase Contract                 Date Payable          Value        (Depreciation)
-----------------------------------------    ---------------     -----------     ------------
South Korean Won
  expiring 12/04/00                            $12,000,000       $12,042,198     $    42,198
  expiring 12/04/00                             10,000,000        10,030,769          30,769
  expiring 12/28/00                             12,000,000        11,847,033        (152,967)
Philippine Peso
  expiring 11/06/00                              5,146,523         4,585,047        (561,476)
  expiring 11/07/00                              2,280,696         2,066,829        (213,867)
  expiring                                       2,280,626         1,896,707        (383,919)
Thailand Baht
  expiring 11/14/00                              7,795,000         7,329,108        (465,892)
  expiring 11/20/00                              6,000,000         5,693,141        (306,859)
  expiring 12/01/00                              7,511,654         6,951,062        (560,592)
                                             ---------------     -----------     ------------
                                               $65,014,499       $62,441,894     $(2,572,605)
                                             ---------------     -----------     ------------
                                             ---------------     -----------     ------------

   The United States federal income tax basis of the Fund's investments at October 31, 2000 was $1,874,864,713 and accordingly, net unrealized depreciation for United States federal income tax purposes was $51,186,449 (gross unrealized appreciation--$12,578,066; gross unrealized depreciation--$63,764,515).

   For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $191,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 4. Capital

   There are 400 million shares of common stock authorized. Of the 267,377,298 common shares outstanding at October 31, 2000, the Investment Manager owned 94,984 shares.

   In connection with a rights offering, shareholders of record on September 25, 1998 were issued one-third of a non-transferable right for each full share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every whole right held at a subscription price equal to a 5% discount from the lesser of net asset value on the expiration date (October 22, 1998) or the average market value on that date and the four business days preceding the expiration date. On November 2, 1998 the Fund issued 71,991,921 shares of common stock at $5.30 per share and estimated rights offering costs of $1,828,500 ($.01 per share) and brokerage and dealer-manager commissions of $14,308,394 ($.02 per share) were charged to paid-in capital of the common shareholders resulting in net proceeds to the Fund of $365,420,287. The net asset value per share of the Fund's common shareholders was reduced by
                                       27

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
approximately $.61 per share as a result of this share issuance. Prudential Securities Incorporated, an affiliate of the Administrator, earned approximately $4,100,000 of the aforementioned commissions with respect to its participation in the rights offering.

   During the fiscal years ended October 31, 2000 and 1999 the Fund issued 0 and 641,049 shares, respectively in connection with the reinvestment of dividends and distributions paid to shareholders enrolled in the dividend reinvestment plan.

   The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock) outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

   Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 4.5% to 6.7% during the fiscal year ended October 31, 2000. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 5. Dividends And Distributions

   On November 16, 2000 and December 13, 2000 the Board of Directors of the Fund declared distributions of $.045 per common share payable on December 15, 2000 and January 12, 2001 to shareholders of record on November 30, 2000 and December 29, 2000, respectively.

   Subsequent to October 31, 2000, dividends and distributions declared and paid on Preferred Stock totaled approximately $4,957,345 for the nine outstanding preferred share series in the aggregate through December 15, 2000.
                                       28

Notes to Financial Statements
(continued)                          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
Note 6. Subsequent Events

   On September 7, 2000 at a telephonic meeting of the Board of Directors, the directors were informed that the Investment Management businesses of the EquitiLink Group ('EquitiLink), including the operations of the Fund's Investment Manager and Investment Adviser, were proposed to be acquired by Aberdeen Asset Management PLC ('Aberdeen). Under applicable law, the Fund's management agreement with the Investment Manager and its investment advisory agreement with the Investment Adviser would automatically terminate at the time of the Aberdeen acquisition.

   On October 10, 2000, the Board of Directors of the Fund, including directors who are not 'interested persons (as defined under the Investment Company Act of 1940, as amended) of Aberdeen or EquitiLink, voted to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser (collectively, the 'New Agreements) and to recommend approval of the New Agreements by Fund shareholders. At a special meeting of shareholders held on November 29, 2000, the Fund's shareholders approved the New Agreements. The terms and conditions of the New Agreements are substantially the same as each of the current agreements, except for the new initial two-year terms and the effective dates of the New Agreements. There will be no changes in the rates of fees charged to the Fund under the New Agreements. This acquisition is expected to close on December 22, 2000.
                                       29

Financial Highlights                 The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                 Years Ended October 31,
                                                          ----------------------------------------------------------------------
                                                            2000*          1999*          1998*          1997*          1996*
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year...    $    6.20      $     7.33     $     8.85     $     9.93     $     9.36
                                                          ----------     ----------     ----------     ----------     ----------
Net investment income.................................          .60             .67            .82            .87            .87
Net realized and unrealized gain (loss) on investments
  and foreign currencies..............................        (1.28)           (.35)         (1.45)          (.96)          1.13
                                                          ----------     ----------     ----------     ----------     ----------
  Total from investment operations....................         (.68)            .32           (.63)          (.09)          2.00
                                                          ----------     ----------     ----------     ----------     ----------
Dividends from net investment income to preferred
  shareholders........................................         (.13)           (.10)          (.17)          (.17)          (.14)
Dividends from net investment income to common
  shareholders........................................         (.39)           (.63)          (.51)          (.82)          (.83)
Tax return of capital distribution....................         (.21)             --             --             --             --
Distributions from net capital and currency gains to
  preferred shareholders..............................         (.01)           (.02)            --             --           (.02)
Distributions from net capital and currency gains to
  common shareholders.................................           --            (.09)          (.21)            --           (.03)
                                                          ----------     ----------     ----------     ----------     ----------
  Total dividends and distributions...................         (.74)           (.84)          (.89)          (.99)         (1.02)
                                                          ----------     ----------     ----------     ----------     ----------
Capital charge in respect to issuance of shares.......           --            (.61)            --             --           (.41)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value per common share, end of year.........    $    4.78      $     6.20     $     7.33     $     8.85     $     9.93
                                                          ----------     ----------     ----------     ----------     ----------
                                                          ----------     ----------     ----------     ----------     ----------
Market price per common share, end of year............    $    3.86      $     6.00     $    5.625     $    8.125     $     8.94
                                                          ----------     ----------     ----------     ----------     ----------
                                                          ----------     ----------     ----------     ----------     ----------
TOTAL INVESTMENT RETURN BASED OND:
Market value..........................................       (26.73)%         20.96%        (23.19)%        (0.42)%         5.59%
Net asset value.......................................       (12.19)%         (5.15)%        (8.10)%        (2.37)%        16.73%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATAPound:
ExpensesDD............................................         1.36 %          1.26%          1.47%          1.25%          1.29%
Net investment income available to common
  shareholders........................................         8.22 %          8.34%          8.51%          7.39%          7.71%
Portfolio turnover rate...............................           64 %            89%            61%            85%            63%
Net assets of common shareholders, end of year (000
  omitted)............................................    $1,279,346     $1,657,365     $1,428,142     $1,723,025     $1,931,894
Average net assets of common shareholders (000
  omitted)............................................    $1,530,638     $1,775,894     $1,485,690     $1,848,378     $1,627,916
Senior securities (preferred stock) outstanding (000
  omitted)............................................    $ 600,000      $  600,000     $  600,000     $  600,000     $  600,000
Asset coverage of preferred stock at year-end.........          316 %           376%           338%           387%           422%

---------------
     * Calculated based upon average shares outstanding during the year.
     D Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
    DD Includes expenses of both preferred and common stock.
 Pound Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are .98%, .95%, .95%, .94% and 1.05%, respectively.
       Ratios to average net assets of net investment income before preferred stock dividends are 10.52%, 9.79%, 10.72%, 9.17% and 9.16%, respectively. Ratios to average net assets of preferred stock dividends are 2.30%, 1.45%, 2.21%, 1.78% and 1.45%, respectively.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.
See Notes to Financial Statements.     30

Report of Independent Accountants    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The First Australia Prime Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Prime Income Fund, Inc. (the 'Fund) at October 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000
                                       31

Federal Tax Information:
Dividends and Distributions          The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2000, the Fund paid dividends and distributions to common shareholders of $.39 and $.21 of net investment income and return of capital, respectively. During fiscal year 2000, the Fund paid amounts for dividends and distributions to preferred shareholders from net investment income and capital gains as shown in the table below. These dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                                  Net
                                                                               Dividends
                                                              Foreign             and
                                                Gross          Taxes         Distributions
                    Common Shares              Amount           Paid              Paid
                    -----------------------------------------------------------------------
                    Distributions:
                      Foreign Source          $   .6259        $.0360          $    .5899
                      United States               .0101            --               .0101
                                              ---------       --------       --------------
                                              $   .6360        $.0360          $    .6000
                                              ---------       --------       --------------
                                              ---------       --------       --------------
                    Preferred Shares
                    -----------------------------------------------------------------------
                    Series A:
                    Ordinary Income:
                      Foreign Source          $1,527.43        $75.90          $ 1,451.53
                      United States               23.34                             23.34
                    Capital Gains:
                      LongTerm                    51.31                             51.31
                                              ---------       --------       --------------
                                              $1,602.08        $75.90          $ 1,526.18
                                              ---------       --------       --------------
                                              ---------       --------       --------------
                    Series B:
                    Ordinary Income:
                      Foreign Source          $1,539.54        $76.50          $ 1,463.04
                      United States               23.52                             23.52
                    Capital Gains:
                      LongTerm                    51.31                             51.31
                                              ---------       --------       --------------
                                              $1,614.37        $76.50          $ 1,537.87
                                              ---------       --------       --------------
                                              ---------       --------       --------------

                                       32

Federal Tax Information:
Dividends and Distributions
(continued)                         The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                    Net
                                                                                 Dividends
                                                             Foreign                and
                                            Gross             Taxes            Distributions
                  Preferred Shares         Amount              Paid                 Paid
                  ---------------------------------------------------------------------------
                  Series C:
                  Ordinary Income:
                    Foreign Source        $1,532.43           $76.15             $ 1,456.28
                    United States             23.41                                   23.41
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,607.15           $76.15             $ 1,531.00
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series D:
                  Ordinary Income:
                    Foreign Source        $1,527.39           $75.90             $ 1,451.49
                    United States             23.34                                   23.34
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,602.04           $75.90             $ 1,526.14
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series E:
                  Ordinary Income:
                    Foreign Source        $1,521.52           $75.61             $ 1,445.91
                    United States             23.25                                   23.25
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,596.08           $75.61             $ 1,520.47
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series F:
                  Ordinary Income:
                    Foreign Source        $1,445.57           $71.83             $ 1,373.74
                    United States             22.09                                   22.09
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,518.97           $71.83             $ 1,447.14
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series G:
                  Ordinary Income:
                    Foreign Source        $1,498.55           $74.46             $ 1,424.09
                    United States             22.90                                   22.90
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,572.76           $74.46             $ 1,498.30
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------

                                       33

Federal Tax Information:
Dividends and Distributions
(continued)                        The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------

                                                                                    Net
                                                                                 Dividends
                                                             Foreign                and
                                            Gross             Taxes            Distributions
                  Preferred Shares         Amount              Paid                 Paid
                  ---------------------------------------------------------------------------
                  Series H:
                  Ordinary Income:
                    Foreign Source        $1,489.28           $74.00             $ 1,415.28
                    United States             22.75                                   22.75
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,563.34           $74.00             $ 1,489.34
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------
                  Series I:
                  Ordinary Income:
                    Foreign Source        $1,495.14           $74.29             $ 1,420.85
                    United States             22.84                                   22.84
                  Capital Gains:
                    LongTerm                  51.31                                   51.31
                                          ---------       --------------       --------------
                                          $1,569.29           $74.29             $ 1,495.00
                                          ---------       --------------       --------------
                                          ---------       --------------       --------------

   Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

   In January 2001 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2000 federal income tax returns.
                                       34

Supplemental Proxy Information
(Unaudited)                         The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   The Fund's shareholders voted at a Special Shareholder Meeting held on November 29, 2000, to approve a new management agreement with the Investment Manager and a new investment advisory agreement with the Investment Adviser in connection with the proposed acquisition of the Investment Manager and Investment Adviser by Aberdeen Asset Management PLC.

The results of the proxy solicitation on the above matter was as follows:

      Votes for         228,606,637
      Votes against      17,427,907
      Abstentions         3,591,094
                                       35

Other Information                    The First Australia Prime Income Fund, Inc.
--------------------------------------------------------------------------------
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

   In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       36

Directors                            Officers
------------------------------------------------------------------------------

Laurence S. Freedman, Chairman       Brian M. Sherman, President
Anthony E. Aaronson                  Laurence S. Freedman, Vice President
David Lindsay Elsum                  David Manor, Treasurer
Harry A. Jacobs, Jr                  Roy M. Randall, Secretary
Howard A. Knight                     Ouma Sananikone,
Neville J. Miles                       Assistant Vice President and
Peter J. O'Connell                     Chief Investment Officer
William J. Potter                    Jack Benintende, Assistant Treasurer
Peter D. Sacks                       Barry G. Sechos, Assistant Treasurer
Anton E. Schrafl                     Allan S. Mostoff, Assistant Secretary
John T. Sheehy                       Margaret A. Bancroft, Assistant Secretary
Brian M. Sherman                     Sander M. Bieber, Assistant Secretary
Marvin Yontef

This report, including the financial statements herein, is transmitted to the shareholders of The
First Australia Prime Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

INVESTMENT MANAGER
EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

AUCTION AGENT
BankersTrust Company
Four Albany Street
New York, New York 10006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert
1775 Eye Street N.W.
Washington, D.C. 20006-2401

Stikeman Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

INVESTOR RELATIONS
EquitiLink  USA, Inc.
45 Broadway, 31st Floor
New York, NY 10006
(800) 522-5465
(212) 968-8800
or e-mail at InvestorRelations@equitilinkny.com

The common shares of The First Australia Prime
Income Fund, Inc. are traded on the American Stock
Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall
Street Journal.

318653102